Supplement to the Current Prospectus

Effective immediately, under the main heading "Description of Share Classes," the following new bullet is added to the end of the bulleted list describing eligible investors for Class I shares:

     o Investors who purchase shares through asset-based fee programs available through financial intermediaries that have entered into an agreement with MFD that permits the financial intermediary to offer Class I shares to eligible investors;

Effective immediately, in the sub-section entitled "How to Purchase Shares" under the main heading "How To Purchase, Redeem, and Exchange Shares," the paragraph entitled "Class I Shares" is restated in its entirety as follows:

Class I Shares. With respect to Class I shares, you can establish an account through your MFD representative, by contacting MFSC directly, or by having your financial intermediary process your purchase. Generally, there are no initial or subsequent investment minimums except as may be required by the asset-based fee program or your financial intermediary.


                  The date of this supplement is July 1, 2009.